2nd Quarter 2022 Earnings Release Presentation August 4, 2022 Consolidated Edison, Inc.

2 Available Information On August 4, 2022, Consolidated Edison, Inc. issued a press release reporting its second quarter 2022 earnings and filed with the Securities and Exchange Commission the company’s second quarter 2022 Form 10-Q. This presentation should be read together with, and is qualified in its entirety by reference to, the earnings press release and the Form 10-Q. Copies of the earnings press release and the Form 10-Q are available at: www.conedison.com. (Select “For Investors” and then select “Press Releases” and “SEC Filings,” respectively.) Forward-Looking Statements This presentation contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as “forecasts,” “expects,” “estimates,” “anticipates,” “intends,” “believes,” “plans,” “will,” “target,” “guidance,” “potential,” “consider” and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made, and accordingly speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors such as those identified in reports Con Edison has filed with the Securities and Exchange Commission, including, but not limited to, that Con Edison's subsidiaries are extensively regulated and are subject to substantial penalties; its utility subsidiaries' rate plans may not provide a reasonable return; it may be adversely affected by changes to the utility subsidiaries' rate plans; the failure of, or damage to, its subsidiaries' facilities could adversely affect it; a cyber-attack could adversely affect it; the failure of processes and systems and the performance of employees and contractors could adversely affect it; it is exposed to risks from the environmental consequences of its subsidiaries' operations, including increased costs related to climate change; its ability to pay dividends or interest depends on dividends from its subsidiaries; changes to tax laws could adversely affect it; it requires access to capital markets to satisfy funding requirements; a disruption in the wholesale energy markets or failure by an energy supplier or customer could adversely affect it; it has substantial unfunded pension and other postretirement benefit liabilities; it faces risks related to health epidemics and other outbreaks, including the COVID-19 pandemic; its strategies may not be effective to address changes in the external business environment; and it also faces other risks that are beyond its control, including inflation and supply chain disruptions. Con Edison assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation also contains financial measures, adjusted earnings and adjusted earnings per share (adjusted EPS) and, for the Clean Energy Businesses (CEBs), adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), that are not determined in accordance with generally accepted accounting principles in the United States of America (GAAP). These non-GAAP financial measures should not be considered as an alternative to net income for common stock or net income per share, each of which is an indicator of financial performance determined in accordance with GAAP. Adjusted earnings and adjusted earnings per share exclude from net income for common stock and net income per share, respectively, certain items that Con Edison does not consider indicative of its ongoing financial performance such as the impairment loss related to Con Edison's investment in Stagecoach, the loss from the sale of a renewable electric project, the effects of the Clean Energy Businesses' HLBV accounting for tax equity investors in certain renewable and sustainable electric projects and mark-to-market accounting and the related tax impact of such HLBV accounting and mark-to-market accounting on the parent company. Adjusted EBITDA for the CEBs refers to the CEBs' net income for common stock, excluding the effects of HLBV and mark-to-market accounting, before interest, taxes, depreciation and amortization plus the pre-tax equivalent of production tax credits. Management uses adjusted earnings and adjusted EPS to facilitate the analysis of Con Edison's financial performance as compared to its internal budgets and previous financial results and to communicate to investors and others Con Edison's expectations regarding its future earnings and dividends on its common stock. Management uses the CEBs' adjusted EBITDA to evaluate the performance of the CEBs. Management believes that these non-GAAP financial measures are also useful and meaningful to investors to facilitate their analysis of the financial performance of Con Edison and the CEBs. For more information, contact Con Edison's Investor Relations team: Jan Childress, Director Kiley Kemelman, Section Manager Jared Lee, Manager Caroline Elsasser, Sr Financial Analyst Tel: 212-460-6611 Tel: 212-460-6562 Tel: 212-460-3923 Tel: 212-460-4431 Email: childressj@coned.com Email: kemelmank@coned.com Email: leejar@coned.com Email: elsasserc@coned.com www.conEdison.com

Table of Contents Page Organizational Structure 4 Clean Energy Commitment 5 Updated CECONY Long Range Plans Released for Electric, Gas and Steam 6 Clean Energy Initiatives and Spending 7 - 8 Summary of CECONY Electric & Gas Filing 9 - 10 Anticipated Regulatory Calendar 11 Dividend and Earnings Announcements 12 2Q 2022 Earnings 13 - 16 2Q 2022 Developments 17 - 19 YTD 2022 Earnings 20 - 23 Three-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 24 The Coronavirus Disease (COVID-19) Pandemic 25 - 27 CECONY Operations and Maintenance Expenses 28 Composition of Regulatory Rate Base 29 Average Rate Base Balances 30 Regulated Utilities' Rates of Return and Equity Ratios 31 Capital Investments and Utilities' Capital Investments 32 - 33 Financing Plan for 2022 – 2024 34 Commercial Paper Borrowings and Capital Structure 35 - 36 Rating Agency Credit Metrics 37 2Q and YTD 2022 Summary of Segmented Financial Statements 38 - 41 Clean Energy Update 42 Environmental, Social and Corporate Governance 43 3

Organizational Structure a. As of June 30, 2022. b. Senior unsecured ratings and outlook shown in order of Moody’s / S&P Global Ratings (S&P) / Fitch. Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. c. Con Edison is considering strategic alternatives with respect to the Clean Energy Businesses, which through its subsidiaries, develops, owns and operates renewable and sustainable energy infrastructure projects and provides energy-related products and services to wholesale and retail customers. d. Based on the current project cost estimate and CET Gas’ previous capping of its cash contributions to the joint venture, this ownership interest is expected to be reduced to 8.0 percent. Con Edison Clean Energy Businesses, Inc. (Clean Energy Businesses or CEBs)(c) Utilities Transmission Orange and Rockland Utilities, Inc. (O&R) Consolidated Edison Company of New York, Inc. (CECONY) Clean Energy Market Cap(a): $33.7 billion Ratings(b): Baa2 / BBB+ / BBB+ Outlook(b): Stable / Negative / Stable Consolidated Edison Transmission, LLC (CET Electric) Con Edison Gas Pipeline and Storage, LLC (CET Gas)(d) Mountain Valley Pipeline, LLC (MVP) New York Transco, LLC 9.9%(d) 45.7% Con Edison Transmission, Inc. (Con Edison Transmission or CET) Rockland Electric Company (RECO) 4

Build the Grid of the Future Build a resilient, 22nd century electric grid that delivers 100% clean energy by 2040. Empower All of our Customers to Meet their Climate Goals Accelerate energy efficiency with deep retrofits, aim to electrify the majority of building heating systems by 2050, and all-in on electric vehicles. Reimagine the Gas System Decarbonize and reduce the utilization of fossil natural gas, and explore new ways to use our existing, resilient gas infrastructure to serve our customers' future needs. Lead by Reducing our Company’s Carbon Footprint Aim for net zero emissions (Scope 1) by 2040, focusing on decarbonizing our steam system and other company operations. Partner with our Stakeholders Enhance our collaboration with our customers and stakeholders to improve the quality of life of the neighborhoods we serve and live in, focusing on disadvantaged communities. The 5 Pillars of our Expanded Clean Energy Commitment We will take a leadership role in the delivery of a clean energy future for our customers by investing in, building, and operating reliable, resilient, and innovative energy infrastructure, advancing electrification of heating and transportation and aggressively transitioning away from fossil fuels to a net zero economy by 2050. Full Version: Clean Energy Commitment 5

Updated CECONY Long Range Plans Released for Electric, Gas and Steam Investing in our system to maintain a safe, reliable and sustainable future ▪ Clean Energy: Economy-wide net-zero GHG emissions in our service territories by 2050 ▪ Climate Resilience: Increased resilience of our energy infrastructure to adapt to climate change ▪ Core Service: World-class safety, reliability, and security, while managing the rate impacts and equity challenges of the energy transition ▪ Customer Engagement: Industry- leading customer experience and facilitation through the energy transition Our utility Long-Range Plans are the strategic framework and roadmap that guide our programs and investments over the 2050 planning horizon. They identify $68 billion in investments over the next 10 years to achieve four strategic objectives: Source: Long Range Plans | Con Edison 6

◦ Clean Energy Businesses: $1.2B in investment from 2022 through 2024 to expand renewable energy portfolio focused on solar and battery storage(c) Electric Vehicles: +$300M make-ready program targets 21,000 electric plug installations by 2025 Reliable Clean City Projects: $780M for CECONY, currently under construction Energy Efficiency: $1.5B investment by 2025 Smart Meter: $1.4B install 5.3 million by 2022 NY Energy Solution: $274M for CET, currently under construction Brooklyn Clean Energy Hub Proposal(a): $1B investment for first of two hubs as part of CECONY’s Phase II Proposals (8 projects estimated to cost $5,350M(b) in aggregate) Other opportunities for our regulated utilities • Build new substations • Invest more than $2 billion on resiliency over next 10 years, including undergrounding and focus on disadvantaged communities • Promote 1,000 MWs of large-scale and distributed-energy storage systems by 2030 • Electrify space or water heating for more than 150,000 buildings by 2030 • Support installation of 400,000 electric vehicle chargers by 2035 and more than 1 million in our service territory by 2050 • Reimagine the gas system: Target $100 million in R&D investments by 2030 to facilitate the clean energy future, including the development of long- duration energy storage and hydrogen technologies • Net-zero emissions target (Scope 1) by 2040, focusing on decarbonizing our steam system Outstanding CET proposals • Propel NY (NY Transco/NYPA), Clean Link New Jersey, & Maine Power Link Clean Energy Future Offers Opportunities Across Business Lines ◦ CECONY proposal for ownership of 200 MWs of new solar generation as part of a 1,000-MW target development a. Source: Petition of CECONY for Approval to Recover Costs of Brooklyn Clean Energy Hub; PSC Takes Additional Action on Landmark Power Grid Study b. Source: Initial Report on the NY Power Grid Study c. Forecasts do not include the impact, if any, that may result from the company’s evaluation of strategic alternatives with respect to the Clean Energy Businesses. 7

Capital Investments: Safety, Reliability and Clean Energy Green investments advance a clean energy future, climate resiliency, emissions reduction, and decarbonization ~30% Green(a) • Energy Efficiency • Demand Mgmt. • Electric Vehicles • Storage • Smart Systems • Solar • CEB • CET • Gas Main Replacement • Reliable Clean City Projects ~70% Safety & Reliability • Risk Reduction • Equipment Upgrades & Replacements • System Resiliency • New Business • Security billion billion CECONY 2022 Rate Case Filing – Highlights: • A new substation in southeast Brooklyn to improve reliability and support clean-energy additions • Undergrounding vulnerable portions of the overhead electric delivery system to prevent outages during storms • Interconnect a renewable natural gas facility in Mount Vernon to its gas delivery system • Initiating emission-reducing electrification programs for space-heating in buildings • Adding four sets of batteries that will enhance reliability, resilience, operational flexibility, and serve disadvantaged communities • Ownership of 200 MWs of solar generation project to lower emissions and reduce bills for low-income customers 2022 - 2024 Forecasted Capital Investment ~$15.7 billion(a) $1.5 billion of additional "green" spending in regulatory assets $4.7 li n $11.0 billion a. Forecasts do not include the impact, if any, that may result from the company’s evaluation of strategic alternatives with respect to the Clean Energy Businesses. 8

Summary of CECONY Electric & Gas Filing - Company Update On January 28, 2022, CECONY submitted to the NYSPSC a rate case in support of new electric and gas rates to become effective January 1, 2023. On April 8, 2022, CECONY filed an update to the January 28, 2022 request. Return on equity……………..10.0% Equity ratio……………………50.0% Proposed Rate Changes and Capital Investments per Company Update Proposed Return on Equity and Equity Ratio Additional rate plan information: Rate Plan Information | Consolidated Edison, Inc. Summary • Electric and gas capital investment of $10.7 billion and $3.5 billion over three years, respectively • True up of costs of pension and OPEBs, environmental remediation and storms (electric) • Requesting full reconciliation of property taxes, municipal infrastructure support costs, uncollectibles, late payment fees, and long-term debt cost rate • Requesting reconciliation for labor and non labor inflation rate to the extent that actual inflation rate is 160 basis points above what is assumed in the revenue requirement • Requesting to reduce certain gas asset service lives by five years in alignment with the gas transition that is expected to result from Climate Leadership and Community Protection Act (CLCPA) implementation • Continuation of decoupling of electric and gas revenues from electric and gas consumption • Continuation of earnings opportunities from Earnings Adjustment Mechanisms (EAMs) and other positive incentives Electric Case number 22-E-0064 Gas Case number 22-G-0065 ($ in millions) Rate Change Average Rate Base Capital Expenditure Rate Change Average Rate Base Capital Expenditure Rate Year 1: 2023 $1,038 $26,408 $3,436 $402 $9,697 $1,177 Rate Year 2: 2024 744 28,762 3,698 205 10,506 1,215 Rate Year 3: 2025 615 30,786 3,529 176 11,184 1,150 Annual levelized rate increase 867 299 9

CECONY Electric & Gas Rate Filing Comparison and Timeline Jan 28, 2022 Apr 8, 2022 May 20, 2022 Jun 17, 2022 Jul 2022 Aug 2022 Sep 2022 Oct 2022 Nov 2022 Dec 2022 Jan 2023 Filing with NYSPSC Company Update Staff/Intervenor Testimony Rebuttal Testimony Settlement Negotiations Evidentiary Hearings Final Rate Decision Initial Briefs Reply Briefs ALJ Recommended Decision Briefs on Exception New Rates in Effect Joint Proposal Estimated Timeline ($ in millions) Electric Case number 22-E-0064 Gas Case number 22-G-0065 Rate Year 1: Jan 2023 – Dec 2023 Jan 2022 Filing Apr 2022 Update Staff Testimony Jan 2022 Filing Apr 2022 Update Staff Testimony New infrastructure investment $250 $266 $223 $161 $131 $126 Financing costs 201 211 (51) 77 81 (13) Property and other taxes 180 166 55 74 20 (3) Sales revenue change 259 186 142 77 92 80 Amortization of deferred credits & costs 191 184 139 (1) (15) (30) Operating expenses 79 (12) (212) 32 13 (30) Depreciation changes 15 16 (28) 64 64 24 Income taxes and other 24 21 10 19 16 10 Total Rate Increase $1,199 $1,038 $278 $503 $402 $164 Rate Base $26,286 $26,408 $25,987 $10,030 $9,697 $9,648 ROE 10.00% 10.00% 8.80% 10.00% 10.00% 8.80% Equity Ratio 50% 50% 48% 50% 50% 48% 10

Anticipated Regulatory Calendar Key Dates Rate Case Filings CECONY Electric & Gas (Cases 22-E-0064 & 22-G-0065) Filing Submitted January 28, 2022 Update Filing Submitted April 8, 2022 Staff and Intervenor Testimony May 20, 2022 Proposed Effective Date for New Rates January 1, 2023 RECO Transmission (Case ER22-910-000) Filing Submitted January 28, 2022 Proposed Effective Date for New Rates August 30, 2022 Other Proceedings Rockland Electric Company (Case ER22-030-198) Approval of an Infrastructure Investment Program Cost Recovery Mechanism Filing submitted on March 30, 2022 Petition for Clean Energy Hub (Case 20-E-0197) Filing submitted on April 15, 2022 NYSPSC COVID-19 Generic Proceeding (Case 20-M-0266) Arrears Relief Order Issued (Phase 1 for Low-Income Customers) June 16, 2022 11

Dividend and Earnings Announcements • On July 21, 2022, the company issued a press release reporting that it had declared a quarterly dividend of $0.79 a share on its common stock. • On August 4, 2022, the company issued a press release forecasting its adjusted earnings per share for the year 2022 to be in the range of $4.40 to $4.60 a share.(a)(b) Reported EPS (GAAP) Adjusted EPS (Non-GAAP) $0.72 $0.48 $0.64 $0.53 2022 2021 2022 2021 2Q 2022 vs. 2Q 2021 a. Adjusted earnings per share exclude the effects of HLBV accounting for tax equity investments in certain renewable and sustainable electric projects of the Clean Energy Businesses and the related tax impact of such HLBV accounting on the parent company (approximately $40 million or $0.11 a share after-tax) and the net mark-to-market effects of the Clean Energy Businesses and the related tax impact of such mark-to-market effects on the parent company, the amounts of which will not be determinable until year end. b. Con Edison is considering strategic alternatives with respect to its Clean Energy Businesses. Con Edison’s forecast of adjusted earnings per share for the year of 2022 does not include the impact, if any, that may result from the company’s evaluation of strategic alternatives with respect to the Clean Energy Businesses. Reported EPS (GAAP) Adjusted EPS (Non-GAAP) $2.42 $1.70 $2.12 $1.95 2022 2021 2022 2021 YTD 2022 vs. YTD 2021 12

2Q 2022 Earnings Earnings per Share Net Income for Common Stock ($ in Millions) 2022 2021 2022 2021 Reported Net Income for Common Stock and EPS – GAAP basis $0.72 $0.48 $255 $165 HLBV effects (pre-tax) — (0.14) (1) (47) Income taxes (a) — 0.04 — 14 HLBV effects (net of tax) — (0.10) (1) (33) Net mark-to-market effects (pre-tax) (0.11) 0.08 (38) 27 Income taxes (b) 0.03 (0.02) 12 (7) Net mark-to-market effects (net of tax) (0.08) 0.06 (26) 20 Loss from sale of a renewable electric project (pre-tax) — 0.01 — 4 Income taxes (c) — — — (1) Loss from sale of a renewable electric project (net of tax) — 0.01 — 3 Impairment loss related to investment in Stagecoach (pre-tax) — 0.11 — 39 Income taxes (d) — (0.03) — (12) Impairment loss related to investment in Stagecoach (net of tax) — 0.08 — 27 Adjusted Earnings and Adjusted EPS – non-GAAP basis $0.64 $0.53 $228 $182 a. The amount of income taxes was calculated using a combined federal and state income tax rate of 38% and 31% for the three months ended June 30, 2022 and 2021, respectively. b. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% and 24% for the three months ended June 30, 2022 and 2021, respectively. Adjusted earnings and adjusted earnings per share for the 2022 period exclude the tax impact on the parent company of the mark-to- market effects of the Clean Energy Businesses ($3 million and $0.00 for the three months ended June 30, 2022, respectively). Adjusted earnings and adjusted earnings per share for the 2021 period do not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses (($2 million) and $0.00 for the three months ended June 30, 2021, respectively). c. The amount of income taxes was calculated using a combined federal and state income tax rate of 26% for the three months ended June 30, 2021. d. The amount of income taxes was calculated using a combined federal and state income tax rate of 30% for the three months ended June 30, 2021. 13

Walk from 2Q 2021 EPS to 2Q 2022 EPS Variance in Reported EPS (GAAP) Variance in Adjusted EPS (Non-GAAP) 2Q 2021 Reported EPS CECONY O&R CEBs CET Other 2Q 2022 Reported EPS $0.48 $0.11 $0.02 $0.06 $0.05 $0.72 2Q 2021 Adjusted EPS CECONY O&R CEBs CET Other 2Q 2022 Adjusted EPS $0.53 $0.11 $0.02 $— $0.64 $0.01 (a) (a) a. Includes parent company and consolidation adjustments. $(0.03) $— 14

2Q 2022 vs. 2Q 2021 EPS Variances – Three Months Ended Variation CECONY(a) Lower health care and other employee benefits costs $0.05 Resumption of the billing of late payment charges and other fees to allowed rate plan levels 0.04 Lower costs related to heat events 0.02 Higher electric rate base 0.02 Higher gas rate base 0.02 Weather impact on steam revenues 0.02 Higher interest expense (0.04) Higher stock based compensation costs (0.03) Dilutive effect of stock issuances (0.01) Other 0.02 Total CECONY $0.11 O&R(a) Electric base rate increase 0.01 Gas base rate increase 0.01 Total O&R $0.02 Clean Energy Businesses Net mark-to-market effects 0.14 Lower operation and maintenance expense from engineering, procurement and construction of renewable electric projects 0.13 Loss from sale of a renewable electric project in 2021 0.01 HLBV effects (0.10) Higher gas purchased for resale (0.05) Lower revenue from engineering, procurement and construction of renewable electric projects (0.03) Higher purchased power costs from renewable electric projects (0.01) Gain from sale of a renewable electric project in 2021 (0.01) Higher depreciation and amortization expense (0.01) Dilutive effect of stock issuances (0.01) Total Clean Energy Businesses $0.06 Con Edison Transmission Impairment loss related to investment in Stagecoach in 2021 0.08 Lower investment income (0.03) Total CET $0.05 Other, including parent company expenses Total Other, including parent company expenses $— Reported EPS (GAAP) $0.24 HLBV effects 0.10 Net mark-to-market effects (b) (0.14) Impairment loss related to investment in Stagecoach in 2021 (0.08) Loss from sale of a renewable electric project in 2021 (0.01) Adjusted EPS (non-GAAP) $0.11 a. Under the revenue decoupling mechanisms in the Utilities’ NY electric and gas rate plans and the weather-normalization clause applicable to their gas businesses, revenues are generally not affected by changes in delivery volumes from levels assumed when rates were approved. In general, the Utilities recover on a current basis the fuel, gas purchased for resale and purchased power costs they incur in supplying energy to their full-service customers. Accordingly, such costs do not generally affect Con Edison’s results of operations. b. Adjusted earnings per share for the 2022 period excludes the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.00 for the three months ended June 30, 2022). Adjusted earnings per share for the 2021 period does not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses($0.00 for the three months ended June 30, 2021). 15

2Q 2022 vs. 2Q 2021 EPS Reconciliation by Company CECONY O&R CEBs CET Other(e) Total Reported EPS – GAAP basis $0.48 $0.02 $0.25 $— $(0.03) $0.72 Net mark-to-market losses (pre-tax) — — (0.11) — — (0.11) Income taxes (b) — — 0.03 — — 0.03 Net mark-to-market losses (net of tax) — — (0.08) — — (0.08) Adjusted EPS – Non-GAAP basis $0.48 $0.02 $0.17 $— $(0.03) $0.64 CECONY O&R CEBs CET Other(e) Total Reported EPS – GAAP basis $0.37 $— $0.19 $(0.05) $(0.03) $0.48 HLBV effects (pre-tax) — — (0.14) — — (0.14) Income taxes (a) — — 0.04 — — 0.04 HLBV effects (net of tax) — — (0.10) — — (0.10) Net mark-to-market losses (pre-tax) — — 0.08 — — 0.08 Income taxes (b) — — (0.02) — — (0.02) Net mark-to-market losses (net of tax) — — 0.06 — — 0.06 Loss from sale of a renewable electric project (pre-tax) — — 0.01 — — 0.01 Income taxes (c) — — — — — — Loss from sale of a renewable electric project (net of tax) — — 0.01 — 0.01 Impairment loss related to investment in Stagecoach (pre-tax) — — — 0.11 — 0.11 Income taxes (d) — — — (0.03) — (0.03) Impairment loss related to investment in Stagecoach (net of tax) — — — 0.08 — 0.08 Adjusted EPS – Non-GAAP basis $0.37 $— $0.16 $0.03 ($0.03) $0.53 Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 a. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% for the three months ended June 30, 2021. b. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% and 24% for the three months ended June 30, 2022 and 2021, respectively. Adjusted earnings per share for the 2022 period excludes the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.00 for the three months ended June 30, 2022). Adjusted earnings per share for the 2021 period does not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.00 for the three months ended June 30, 2021). c. The amount of income taxes was calculated using a combined federal and state income tax rate of 26% for the three months ended June 30, 2021. d. The amount of income taxes was calculated using a combined federal and state income tax rate of 30% for the three months ended June 30, 2021. e. Includes parent company and consolidation adjustments. 16

2Q 2022 Developments(a) CECONY & O&R • In April 2021, NY passed a law that created a program that allows eligible residential renters in NY who require assistance with rent and utility bills to have up to twelve months of electric and gas utility bill arrears forgiven, provided that such arrears were accrued on or after March 13, 2020. The program is administered by the State Office of Temporary Disability Assistance (OTDA) in coordination with the NYSDPS (the OTDA Program). Under the OTDA Program, CECONY and O&R qualify for a refundable tax credit for NY gross-receipts tax equal to the amount of arrears waived by the Utilities in the year that the arrears are waived and certified by the NYSPSC. OTDA may also use the program funds to provide additional Home Energy Assistance Program payments to the Utilities on behalf of low-income customers. For the three and six months ended June 30, 2022, CECONY received $43.4 million and $49.3 million, respectively, in qualified tax credits and payments under the OTDA Program that were applied to reduce customer accounts receivable balances. For the three and six months ended June 30, 2022, O&R received $0.8 million in qualified tax credits and payments under the OTDA Program that were applied to reduce customer accounts receivable balances. The total amount that may be allocated to CECONY and O&R under this program to address customer arrearages is not yet known. (pages 24-25, 59) • In June 2022, the NYSPSC issued an order implementing a COVID-19 arrears assistance program that provides credits towards reducing the arrears balances of low-income electric and gas customers of CECONY and O&R. At the time the order was issued, the Utilities’ eligible arrears balances were estimated to be $340 million, which includes: (1) $164.5 million and $1.6 million of the $250 million in state funding allocated to CECONY and O&R, respectively, and (2) a surcharge mechanism for recovery of the remaining eligible credit amounts over a four year period commencing after credits are issued for CECONY and over a one year period commencing after credits are issued for O&R. Pursuant to the order, CECONY and O&R agreed not to seek recovery of incremental financing costs incurred associated with low-income customers' arrears from March 2020 through March 2022 of $11 million, most of which is attributable to CECONY, in addition to the $7 million reserve established by CECONY for the year ended December 31, 2021, as described above. At June 30, 2022, the customer accounts receivable balances at CECONY and O&R were $2,256 million and $102 million, respectively. The amounts available to credit the arrears balances of low-income CECONY and O&R customers pursuant to the June 2022 order may be reduced by amounts credited pursuant to the OTDA Program. (pages 25, 59, 60) • CECONY’s and O&R’s allowances for uncollectible customer accounts reserve changed from $304 million and $12.3 million at December 31, 2021 to $324 million and $12.1 million at June 30, 2022, respectively. (page 59) • In July 2020, CECONY filed a gas planning analysis with the NYSPSC that stated CECONY's temporary moratorium could be lifted when increased pipeline capacity is achieved or peak demand is reduced. In April 2022, FERC authorized Tennessee Gas Pipeline to construct and operate the East 300 Upgrade Project. Certain state and local permits have not yet been obtained. The Tennessee Gas Pipeline's East 300 Upgrade project is expected to be completed by November 2023. (page 56) a. Page references to 2Q 2022 Form 10-Q. 17

2Q 2022 Developments (cont'd)(a) CECONY & O&R • In May 2022, the New York State Department of Public Service (NYSDPS) submitted testimony in the NYSPSC proceeding in which CECONY requested electric and gas rate increases, effective January 2023. The NYSDPS testimony supports electric and gas rate increases of $278 million and $164 million, respectively, reflecting an 8.80 percent return on common equity and a common equity ratio of 48 percent. (page 23) • In May 2022, the NYSPSC issued orders on gas planning and moratorium management. The orders set forth a schedule for filing future gas planning analyses and the process for initiating, operating and lifting a natural gas moratorium. (page 56) • In March 2022, CECONY filed with the NYSPSC a proposed amendment to its electric tariff, effective June 1, 2022, to change how CECONY recovers the cost of electricity supplied to its full-service electric customers to reduce the likelihood of customer bill volatility by more closely aligning supply prices with CECONY's electric supply hedging positions. In May 2022, the NYSPSC approved the tariff on an emergency basis, effective June 1, 2022. The emergency approval is in effect until August 9, 2022. Final approval by the NYSPSC is pending. (page 91) • In May 2022, the NYSPSC issued an order that initiates a proceeding to measure and track compliance with, and develop and consider proposals to implement, the provisions of the CLCPA. The order requires, among other things, that NY’s investor-owned utilities (including CECONY and O&R) propose a methodology by December 1, 2022 to calculate total gas system-wide GHG emissions and develop a proposal by March 31, 2023 that analyzes the scale, timing, costs, risks, uncertainties and customer bill impacts of achieving significant and quantifiable reductions in carbon emissions from the use of delivered gas. The order further states that investments required to implement the CLCPA are becoming a significant driver of utility rate increases and instructs the NYSDPS to provide the NYSPSC and the public with specific cost-based information on the impact of these CLCPA investments on customers. (page 88) • In June 2022, the U.S. Supreme Court issued a decision that restricts the authority of the United States Environmental Protection Agency (EPA) to establish greenhouse gas emission reduction measures under the federal Clean Air Act to technology that reduces greenhouse gas emissions from fossil fuel combustion sources. Con Edison, as part of a coalition of public and private utilities, was a party in the case and had argued that the U.S. Supreme Court should not adopt this restrictive statutory reading of the Clean Air Act. (page 88) a. Page references to 2Q 2022 Form 10-Q. 18

2Q 2022 Developments (cont'd)(a) Con Edison Transmission • In June 2022, the Mountain Valley Pipeline joint venture filed a request with the FERC for an extension of time to complete the project, as the current permit expires October 13, 2022. At June 30, 2022, CET Gas’ carrying value of its investment in MVP was $111 million and CET Gas’ cash contributions to the joint venture amounted to $530 million. (page 90) Clean Energy Businesses • The Clean Energy Businesses have 3,185 MW (AC) of utility-scale renewable energy projects in service (3,005 MW) or in construction (180 MW) and 69 MW (AC) of behind-the-meter renewable energy projects in service (66 MW) or in construction (3 MW). (page 89) • 2,202 million kWh of electricity was generated from solar projects and 326 million kWh generated from wind projects for the three months ended June 30, 2022, compared to 1,855 million kWh of solar electricity and 380 million kWh of wind electricity generated for the same period in 2021. (page 90) • Con Edison continues to evaluate strategic alternatives with respect to the Clean Energy Businesses. (pages 54, 55, 57) a. Page references to 2Q 2022 Form 10-Q. 19

YTD 2022 Earnings Earnings per Share Net Income for Common Stock ($ in Millions) 2022 2021 2022 2021 Reported Net Income for Common Stock and EPS – GAAP basis $2.42 $1.70 $857 $584 HLBV effects (pre-tax) (0.14) (0.14) (49) (45) Income taxes (a) 0.05 0.04 15 14 HLBV effects (net of tax) (0.09) (0.10) (34) (31) Net mark-to-market effects (pre-tax) (0.30) (0.12) (106) (40) Income taxes (b) 0.09 0.03 33 10 Net mark-to-market effects (net of tax) (0.21) (0.09) (73) (30) Loss from sale of a renewable electric project (pre-tax) — 0.01 — 4 Income taxes (c) — — — (1) Loss from sale of a renewable electric project (net of tax) — 0.01 — 3 Impairment losses related to investment in Stagecoach (pre-tax) — 0.62 — 211 Income taxes (d) — (0.19) — (64) Impairment losses related to investment in Stagecoach (net of tax) — 0.43 — 147 Adjusted Earnings and Adjusted EPS – non-GAAP basis $2.12 $1.95 $750 $673 a. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% for the six months ended June 30, 2022 and 2021, respectively. b. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% and 26% for the six months ended June 30, 2022 and 2021, respectively. Adjusted earnings and adjusted earnings per share for the 2022 period exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($6 million and $0.02 for the six months ended June 30, 2022, respectively). Adjusted earnings and adjusted earnings per share for 2021 period do not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($2 million and $0.01 for the six months ended June 30, 2021, respectively). c. The amount of income taxes was calculated using a combined federal and state income tax rate of 26% for the six months ended June 30, 2021. d. The amount of income taxes was calculated using a combined federal and state income tax rate of 30% for the six months ended June 30, 2021. 20

YTD 2021 Adjusted EPS CECONY O&R CEBs CET Other YTD 2022 Adjusted EPS Walk from YTD 2021 EPS to YTD 2022 EPS Variance in Reported EPS (GAAP) Variance in Adjusted EPS (Non-GAAP) YTD 2021 Reported EPS CECONY O&R CEBs CET Other YTD 2022 Reported EPS $1.70 $0.10 $0.03 $0.22 $0.41 $(0.04) $2.42 $1.95 $0.10 $0.03 $0.07 $(0.03) $— $2.12 (a) (a) a. Includes parent company and consolidation adjustments. 21

YTD 2022 vs. YTD 2021 EPS Variances – Six Months Ended Variation CECONY(a) Higher gas rate base $0.11 Resumption of the billing of late payment charges and other fees to allowed rate plan levels 0.08 Lower health care and other employee benefits costs 0.05 Higher electric rate base 0.04 Lower costs related to winter storms and heat events 0.03 Weather impact on steam revenues 0.01 Higher interest expense (0.07) Higher stock based compensation costs (0.04) Lower incentives earned under the electric and gas earnings adjustment mechanisms (EAMs) (0.03) Higher payroll taxes (0.02) Dilutive effect of stock issuances (0.05) Other (0.01) Total CECONY $0.10 O&R(a) Electric base rate increase 0.01 Gas base rate increase 0.01 Other 0.01 Total O&R $0.03 Clean Energy Businesses Lower operation and maintenance expense from engineering, procurement and construction of renewable electric projects 0.18 Net mark-to-market effects 0.14 Higher wholesale revenue 0.05 Loss from sale of a renewable electric project in 2021 0.01 Higher gas purchased for resale (0.13) Higher purchased power costs from renewable electric projects (0.01) Gain from sale of a renewable electric project in 2021 (0.01) Higher depreciation and amortization expense (0.01) Dilutive effect of stock issuances (0.02) Other 0.02 Total Clean Energy Businesses $0.22 Con Edison Transmission Impairment loss related to investment in Stagecoach in 2021 0.44 Lower interest expense 0.01 Lower investment income (0.04) Total CET $0.41 Other, including parent company expenses Impairment tax benefits related to investment in Stagecoach in 2021 (0.01) Tax impact of net mark-to-market effects (b) (0.01) Tax impacts of HLBV effects (0.01) Other (0.01) Total Other, including parent company expenses $(0.04) Reported EPS (GAAP) $0.72 Impairment tax benefits related to investment in Stagecoach in 2021 (0.43) Net mark-to-market effects (b) (0.12) HLBV effects 0.01 Loss from sale of a renewable electric project in 2021 (0.01) Adjusted EPS (non-GAAP) $0.17 a. Under the revenue decoupling mechanisms in the Utilities’ NY electric and gas rate plans and the weather-normalization clause applicable to their gas businesses, revenues are generally not affected by changes in delivery volumes from levels assumed when rates were approved. In general, the Utilities recover on a current basis the fuel, gas purchased for resale and purchased power costs they incur in supplying energy to their full-service customers. Accordingly, such costs do not generally affect Con Edison’s results of operations. b. Adjusted earnings per share for the 2022 period excludes the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.02 for the six months ended June 30, 2022). Adjusted earnings per share for the 2021 period does not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.01 for the six months ended June 30, 2021). 22

YTD 2022 vs. YTD 2021 EPS Reconciliation by Company CECONY O&R CEBs CET Other(e) Total Reported EPS – GAAP basis $1.82 $0.11 $0.56 $— $(0.07) $2.42 HLBV effects (pre-tax) — — (0.14) — — (0.14) Income taxes (a) — — 0.04 — 0.01 0.05 HLBV effects (net of tax) — — (0.10) — 0.01 (0.09) Net mark-to-market losses (pre-tax) — — (0.30) — — (0.30) Income taxes (b) — — 0.07 — 0.02 0.09 Net mark-to-market losses (net of tax) — — (0.23) — 0.02 (0.21) Adjusted EPS – Non-GAAP basis $1.82 $0.11 $0.23 $— ($0.04) $2.12 CECONY O&R CEBs CET Other(e) Total Reported EPS – GAAP basis $1.72 $0.08 $0.34 ($0.41) $(0.03) $1.70 HLBV effects (pre-tax) — — (0.14) — — (0.14) Income taxes (a) — — 0.04 — — 0.04 HLBV effects (net of tax) — — (0.10) — — (0.10) Net mark-to-market losses (pre-tax) — — (0.12) — — (0.12) Income taxes (b) — — 0.03 — — 0.03 Net mark-to-market losses (net of tax) — — (0.09) — — (0.09) Loss from sale of a renewable electric project (pre-tax) — — 0.01 — — 0.01 Income taxes (c) — — — — — — Loss from sale of a renewable electric project (net of tax) — — 0.01 — — 0.01 Impairment loss related to investment in Stagecoach (pre-tax) — — — 0.62 — 0.62 Income taxes (d) — — — (0.18) (0.01) (0.19) Impairment loss related to investment in Stagecoach (net of tax) — — — 0.44 (0.01) 0.43 Adjusted EPS – Non-GAAP basis $1.72 $0.08 $0.16 $0.03 $(0.04) $1.95 Six months ended June 30, 2022 Six months ended June 30, 2021 a. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% for the six months ended June 30, 2022 and 2021, respectively. b. The amount of income taxes was calculated using a combined federal and state income tax rate of 31% and 26% for the six months ended June 30, 2022 and 2021, respectively. Adjusted earnings per share for the 2022 period excludes the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.02 for the six months ended June 30, 2022). Adjusted earnings per share for the 2021 period does not exclude the tax impact on the parent company of the mark-to-market effects of the Clean Energy Businesses ($0.01 for the six months ended June 30, 2021). c. The amount of income taxes was calculated using a combined federal and state income tax rate of 26% for the six months ended June 30, 2021. d. The amount of income taxes was calculated using a combined federal and state income tax rate of 30% for the six months ended June 30, 2021. e. Includes parent company and consolidation adjustments. 23

Three-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2020 2021 2022(a) Reported EPS – GAAP basis $3.29 $3.86 $4.55 Impairment losses related to investment in Mountain Valley Pipeline, LLC (pre-tax) 0.95 0.66 0.66 Income taxes (b) (0.29) (0.19) (0.19) Impairment loss related to investment in Mountain Valley Pipeline, LLC (net of tax) 0.66 0.47 0.47 HLBV effects (pre-tax) 0.14 (0.41) (0.41) Income taxes (b) (0.04) 0.12 0.13 HLBV effects (net of tax) 0.10 (0.29) (0.28) Net mark-to-market effects (pre-tax) 0.18 (0.15) (0.33) Income taxes (b) (0.05) 0.05 0.10 Net mark-to-market effects (net of tax) 0.13 (0.10) (0.23) Loss from sale of a renewable electric project (pre-tax) — 0.01 — Income taxes (b) — — — Loss from sale of a renewable electric project (net of tax) — 0.01 — Impairment loss related to investment in Stagecoach (pre-tax) — 0.61 — Income taxes (b) — (0.19) — Impairment losses related to investment in Stagecoach (net of tax) — 0.42 — Goodwill impairment on Honeoye (pre-tax) — 0.02 0.02 Income taxes (b) — — — Goodwill impairment on Honeoye (net of tax) — 0.02 0.02 Adjusted EPS – Non-GAAP basis $4.18 $4.39 $4.53 12 Months Ending December 31, a. Represents 12-month trailing EPS ending June 30, 2022. b. The amount of income taxes was calculated using applicable combined federal and state income tax rates for the six months ended June 30, 2022 and the years 2020 – 2021. 24

Financial Impacts of COVID-19(a)(b) $1,344.8 Balance Sheet Impact – Aged A/R ($ in millions) Balances as of Jun. 30, 2022 $936.7 $258.9 $323.6 Aged A/R(c) a. Reflects pro-forma results for late payment charges that will be recovered in a surcharge mechanism established in November 18, 2021 CECONY NYSPSC order and O&R rate plans (Case 21-E-0074 & 21-G-0073). b. In June 2022, the NYSPSC issued an order implementing a COVID-19 arrears assistance program that provides credits towards reducing the arrears balances of low-income electric and gas customers of CECONY and O&R. At the time the order was issued, the Utilities’ eligible arrears balances were estimated to be $340 million, which includes: (1) $164.5 million and $1.6 million of the $250 million in state funding allocated to CECONY and O&R, respectively, and (2) a surcharge mechanism for recovery of the remaining eligible credit amounts over a four year period commencing after credits are issued for CECONY and over a one year period commencing after credits are issued for O&R. c. Represents the accounts receivable (A/R) balance in arrears over 60 days and 90 days for CECONY and O&R, respectively. d. Increases to Allowance for Uncollectible accounts were fully deferred. Deferral began in 2020 under the legislative, regulatory and related actions provision of CECONY and O&R's New York rate plans. The amounts deferred are reduced by the amount that the actual write-offs of customer accounts receivable balances were below the allowance reflected in rates. Increase from Feb. 28, 2020 to Jun. 30, 2022 (d) $24.4 $12.1 Allowance for Uncollectible Increase from Feb. 28, 2020 to Jun. 30, 2022 Increase from Feb. 28, 2020 to Jun. 30, 2022 (d) Increase from Feb. 28, 2020 to Jun. 30, 2022 $13.3 $7.6 Balances as of Jun. 30, 2022 Aged A/R(c) Allowance for Uncollectible 25

Customer Breakdown of Electric Deliveries and Revenues 2021 Electric Delivery Volumes Millions of kWh delivered CECONY 2021 Electric Revenues ($ in millions) 13,969 27,546 9,813 Full Service Retail Choice Residential/ Religious Commercial/ Industrial NYPA, Municipal and Other Sales $211 $3,555 $4,274 $766 Residential/ Religious Commercial/ Industrial NYPA, Municipal and Other Sales Other Operating Revenues 2,466 2,951 124 Full Service Retail Choice Residential/ Religious Commercial/ Industrial Public Authorities $5 $419 $244 $13 Residential/ Religious Commercial/ Industrial Public Authorities Other Operating Revenues Commercial & Industrial customers share of 2021 CECONY electric deliveries and revenues: • 54% of volumes • 49% of revenues Commercial & Industrial customers share of 2021 O&R electric deliveries and revenues: • 53% of volumes • 36% of revenues O&R 26

Estimated Non-Weather Impact on Electric Delivery Volume and Revenues for the six months ended June 30, 2022 vs. June 30, 2021 Impact on Electric Delivery Volume(a) Millions of kWh delivered CECONY Impact on Electric Delivery Revenues(b) $ in thousands CECONY a. Impact as compared to actuals for the six months ended June 30, 2022 vs. June 30, 2021. b. Impact as compared to actuals for the six months ended June 30, 2022 vs. June 30, 2021. Delivery revenues are not adjusted for weather; changes in revenues include rate increases in each year. Amounts deferred from January - June are generally recoverable effective August 1st over a six-month period and amounts deferred July - December are generally recoverable effective February 1st over a six-month period for CECONY and amounts deferred from January - December are generally recoverable effective the following February 1st over a twelve-month period for O&R through the revenue decoupling mechanism provisions in the respective rate plans. CECONY - June 30, 2022 vs. June 30, 2021 O&R - June 30, 2022 vs. June 30, 2021 (76) 736 169 Residential Commercial NYPA $43 $102 $31 Residential Commercial NYPA O&R (33) 12 Residential Commercial $1 $4 Residential Commercial O&R (1)% 6% 4% 1% (3)% 12% 9% 4% 6% 1% 27

$998 $1,002 $1,072 $663 $761 $1,162 $58 $71 $134 $(103) $(42) $394$170 $166 $170 $151 $173 $161 $476 $444 $464 $330 $332 $357 $294 $321 $304 $285 $298 $250 2017 2018 2019 2020 2021 2022E CECONY Operations and Maintenance Expenses(a) ($ in millions) a. Prior to 2020, select facilities and telecommunication expenses were categorized as Other Expenses. After 2020, the expenses are included in the Departmental category. b. Other Expenses generally are either reconciled through amounts reflected in rates, or represent surcharges that are recovered in revenues from customers. c. Includes Demand Side Management, System Benefit Charges and Public Service Law 18A assessments which are collected in revenues. d. Represents service costs net of capitalization and rate reconciliation; excludes non-service components of Pension/OPEBs pursuant to Accounting Standards Update 2017-07. For the six months ended June 30, 2022, CECONY recorded net non-service cost components of ($166) million. See page 31 of the 2Q 2022 Form 10-Q. Other Expenses(b) $1,528 $1,553 $1,563 $1,606 $1,691 $1,765 2017 2018 2019 2020 2021 2022E Departmental Pension/ OPEBs (d) Regulatory Fees and Assessments (c) Healthcare/ Other Employee Benefits Other $856 YTD $167 YTD $70 YTD $208 YTD $159 YTD 28

Composition of Regulatory Rate Base(a) (as of June 30, 2022) a. Average rate base for 12 months ended June 30, 2022. CECONY ($ in millions) Electric NY $24,192 Gas NY 8,519 Steam NY 1,674 Total CECONY $34,385 O&R ($ in millions) O&R Electric NY $1,002 O&R Gas NY 554 RECO NJ 313 Total O&R $1,869 Total Rate Base $36,254 CECONY Electric CECONY Gas CECONY Steam O&R RECO 29

Average Rate Base Balances ($ in millions) $26,014 $28,515 $30,559 $32,359 $35,038 $37,000 $39,666 $42,987 $24,638 $27,057 $29,008 $30,697 $33,239 $35,099 $37,690 $40,862 $1,376 $1,458 $1,551 $1,662 $1,799 $1,901 $1,976 $2,125 O&R CECONY 3-year CAGR 7.1% 2017 2018 2019 2020 2021 2022E 2023E 2024E CECONY Electric $18,513 $20,057 $21,149 $22,101 $23,614 $24,684 $26,408 $28,762 Gas 4,723 5,581 6,408 7,110 8,008 8,841 9,697 10,506 Steam 1,402 1,419 1,451 1,486 1,617 1,574 1,585 1,594 O&R Electric 759 806 842 901 965 1,021 1,044 1,144 Gas 392 426 455 490 527 566 607 649 RECO Electric 225 226 254 271 307 314 325 332 ForecastActual a. 2022 forecast and 2023-2024 Steam service reflects company’s plans; 2023 and 2024 Electric and Gas service reflects the April 8, 2022 updated rate filing. b. Amounts reflect the O&R Electric and Gas rate plans (Case 21-E-0074 & 21-G-0073) approved in April 2022. . (a)(a) (a) (b) (b) (b) (b)(b) (b) (a)(a) (a)(a) (a) (a) 30

Regulated Utilities' Rates of Return and Equity Ratios (12 Months ended June 30, 2022) Regulated Basis Allowed Actual CECONY Electric 8.8% 8.9% Gas 8.8 9.2 Steam 9.3 3.1 Overall – CECONY 8.8 8.7 CECONY Equity Ratio 48.0% 46.8% O&R Electric 9.1% 10.5% Gas 9.1 10.0 RECO 9.5 6.8 Overall – O&R 9.1 9.8 O&R Equity Ratio 48.0% 47.3% a. Weighted by rate base. b. Authorized ROEs pro-rated 50%/50% between 9% and 9.2% for NY, and 9.5% and 9.6% for RECO, authorized under the previous and current (effective January 2022) rate plans, respectively. (a) (b) (b) (b) 31

Capital Investments ($ in millions) $3,606 $5,249 $3,676 $4,085 $3,964 $4,607 $5,457 $5,613 $3,093 $3,210 $3,223 $3,466 $3,635 $4,134 $5,015 $5,203 $447 $1,791 $248 $616 $298 $400 $400 $400 $66 $248 $205 $3 $31 $73 $42 $10 2017 2018 2019 2020 2021 2022E 2023E 2024E Actual Forecast (a) (b) (b)(b) (c) CECONY & O&R - actual Clean Energy Businesses - actual Con Edison Transmission - actual CECONY & O&R - forecast Clean Energy Businesses - forecast Con Edison Transmission - forecast . a. 2018 includes Clean Energy Businesses' purchase of Sempra Solar Holdings, LLC. b. Amounts reflect the company's five-year forecast as of January 2022 and do not include the impact, if any, that may result from the company’s evaluation of strategic alternatives with respect to the Clean Energy Businesses. c. 2021 Form 10-K, page 31. 32

Utilities' Capital Investments ($ in millions) $3,093 $3,210 $3,223 $3,466 $3,635 $4,134 $5,015 $5,203 2017 2018 2019 2020 2021 2022E 2023E 2024E Gas Electric Annual CECONY Capital Investments Annual O&R Capital Investments Electric Gas Steam Depreciation Electric Gas Depreciation 2017 1,905 909 90 1,195 128 61 71 2018 1,861 1,050 94 1,276 138 67 77 2019 1,851 1,078 91 1,373 142 61 84 2020 2,080 1,044 122 1,598 159 61 90 2021 2,189 1,126 103 1,705 147 70 95 2022E 2,585 1,192 116 1,830 164 77 102 2023E 3,473 1,173 116 1,918 177 76 107 2024E 3,669 1,187 101 2,102 172 74 119 Steam Depreciation Actual Forecast a. Amounts reflect the company's five-year forecast as of January 2022. b. 2021 Form 10-K, page 31. (a) (a) (a) (b) 33

($ in millions) 2022 2023 2024 2025 2026 Con Edison [parent company] $293 $1,050 $— $— $— CECONY — — 250 — 250 O&R — — — — — CEBs 147 319 143 319 135 Total $440 $1,369 $393 $319 $385 Financing Plan for 2022 – 2024 Financing Plan(a) Debt Maturities ($ in millions) 2022 2023-2024 Common Equity(b) Up to $850 Up to $750 in aggregate Long-Term Debt(c) $800 - $1,400 $2,500 in aggregate a. Con Edison's financing plan does not include the impact, if any, that may result from the company's evaluation of strategic alternatives with respect to the CEBs. b. Excludes common equity issued under the dividend reinvestment, employee stock purchase and long-term incentive plans. c. Primarily at the Utilities; excludes issuance of long-term debt secured by the CEBs' renewable electric projects. d. Con Edison redeemed at maturity $293 million of 8.71% senior unsecured notes in June 2022. e. CEBs repaid $75 million of maturing debt during the six months ended June 30, 2022. (d) (e) 34

Commercial Paper Borrowings ($ in millions) a. In March 2022, CECONY entered into a $750 million, 364-day revolving credit facility to support its commercial paper program, which may also be used for other general corporate purposes. In April 2022, FERC issued an order that increased CECONY's authorization to issue short-term debt from $2.25 billion to $3.0 billion effective May 2022. 35

Capital Structure – June 30, 2022 ($ in millions) Consolidated Edison, Inc. Baa2 / BBB+ / BBB+ CECONY Baa1 / A- / A- O&R Baa2 / A- / A- Parent and Other Debt $ 23,083 53% Equity 20,621 47 Total $ 43,704 100% Debt $ 18,386 53% Equity 16,568 47 Total $ 34,954 100% Debt $ 968 52% Equity 903 48 Total $ 1,871 100% Debt $ 3,729 54% Equity 3,150 46 Total $ 6,879 100% Amounts shown exclude notes payable and include the current portion of long-term debt and term loans. Senior unsecured credit ratings shown in order of Moody’s / S&P / Fitch. Moody’s and Fitch have stable outlooks for each entity. S&P has negative outlook for each entity. Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. 36

Rating Agency Credit Metrics This slide reflects the company's understanding of certain credit criteria of the rating agencies at this time, which are subject to change. Source: Moody’s Investors Service Credit Opinion February 28, 2022 for Con Edison, CECONY and O&R; S&P Global Ratings Direct April 1, 2022 for Con Edison, CECONY and O&R; Fitch Ratings press release “Fitch Affirms ConEd & Subsidiaries at ‘BBB+’; Outlook Revised to Stable” March 21, 2022. a. Represents senior unsecured ratings. Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at anytime. b. As defined and calculated by each respective rating agency. The rating agencies use other metrics that are not described on this slide. c. Forecast represents: “over the next few years” for Moody’s regarding Con Edison, and “going forward” for CECONY and O&R; “2022e to 2024f” for S&P; “over the forecast period” for Fitch regarding Con Edison and CECONY and “over 2022-2024” regarding O&R. d. S&P rates CECONY and O&R on a group rating methodology with Con Edison. e. CFO pre-WC is defined by Moody's as cash flow from operations before changes in working capital. Rating Agency Rating / Outlook(a) Rating Agency Key Metric(b) Rating Agency Forecast(c) Rating Agency Downgrade Threshold Moody’s Investors Services Ÿ Con Edison: Baa2 / Stable Ÿ CECONY: Baa1 / Stable Ÿ O&R: Baa2 / Stable CFO pre-WC(e) / Debt Ÿ ~16% Ÿ 15 - 17% Ÿ 14 - 16% Ÿ <13% Ÿ <14% Ÿ <13% S&P Global Ratings(d) Ÿ Con Edison: BBB+ / Negative Ÿ CECONY: A- / Negative Ÿ O&R: A- / Negative Funds from operations to Debt Ÿ 16 - 19% Ÿ 16 - 19% Ÿ 14 - 17% Ÿ <16% Ÿ <16% Ÿ <16% Fitch Ratings Ÿ Con Edison: BBB+ / Stable Ÿ CECONY: A- / Stable Ÿ O&R: A- / Stable Funds from operations-Adjusted Leverage Ÿ ~5.0x Ÿ ~5.0x Ÿ 4.4x Ÿ >5.0x Ÿ >5.0x Ÿ >5.0x 37

Income Statement – 2022 Second Quarter ($ in millions) CECONY O&R CEBs CET(a) Other(b) Total Total operating revenues $2,906 $238 $272 $1 $(2) $3,415 Depreciation and amortization 455 25 59 — — 539 Other operating expenses 2,171 199 116 3 — 2,489 Total operating expenses 2,626 224 175 3 — 3,028 Operating income (loss) 280 14 97 (2) (2) 387 Other income (deductions) 82 6 1 4 (4) 89 Interest expense (income) 202 12 (14) — 5 205 Income before income tax expense (benefit) 160 8 112 2 (11) 271 Income tax expense (benefit) (10) — 23 1 3 17 Net income (loss) $170 $8 $89 $1 $(14) $254 Loss attributable to non-controlling interest — — (1) — — (1) Net income (loss) for common stock $170 $8 $90 $1 $(14) $255 For the CEBs, reconciliation of net income for common stock to adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) (Non-GAAP) Net income for common stock $90 Mark-to-market pre-tax loss/(gain) (38) HLBV pre-tax loss/(gain) (1) Interest expense/(income), excluding mark-to-market effects of interest rate swaps 32 Income tax (benefit)/expense 23 Pre-tax equivalent of production tax credits (25%) 11 Depreciation and amortization 59 Adjusted EBITDA (Non-GAAP) $176 a. Net income for common stock for CET of $1 million includes pre-tax investment income of $4.8 million from New York Transco LLC. b. Includes parent company and consolidation adjustments. Con Edison’s consolidated financial statements and the notes thereto are in Part I, Item 1 of the second quarter 2022 Form 10-Q. 38

Income Statement – 2022 Year-to-Date ($ in millions) CECONY O&R CEBs CET(a) Other(b) Total Total operating revenues $6,423 $522 $532 $2 $(4) $7,475 Depreciation and amortization 900 48 119 — 1 1,068 Other operating expenses 4,532 415 270 7 (2) 5,222 Total operating expenses 5,432 463 389 7 (1) 6,290 Operating income (loss) 991 59 143 (5) (3) 1,185 Other income (deductions) 164 12 — 9 (4) 181 Interest expense (income) 402 22 (50) 2 11 387 Income before income tax expense (benefit) 753 49 193 2 (18) 979 Income tax expense (benefit) 108 10 46 1 6 171 Net income (loss) $645 $39 $147 $1 $(24) $808 Loss attributable to non-controlling interest — — (49) — — (49) Net income (loss) for common stock $645 $39 $196 $1 $(24) $857 For the CEBs, reconciliation of net income for common stock to adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) (Non-GAAP) Net income for common stock $196 Mark-to-market pre-tax loss/(gain) (106) HLBV pre-tax loss/(gain) (49) Interest expense/(income), excluding mark-to-market effects of interest rate swaps 63 Income tax (benefit)/expense 46 Pre-tax equivalent of production tax credits (25%) 23 Depreciation and amortization 119 Adjusted EBITDA (Non-GAAP) $292 a. Net income for common stock for CET of $1 million includes pre-tax investment income of $9.5 million for New York Transco LLC. b. Includes parent company and consolidation adjustments. Con Edison’s consolidated financial statements and the notes thereto are in Item 1 of the second quarter 2022 Form 10-Q. 39

Condensed Statement of Cash Flows – 2022 Year-to-Date ($ in millions) CECONY O&R CEBs CET Other(a) Total Net cash flows from/(used in) operating activities $1,727 $109 $208 $25 $(112) $1,957 Net cash flows used in investing activities (1,883) (104) (106) (25) — (2,118) Net cash flows from/(used in) financing activities 308 (7) (140) — 94 255 Net change for the period 152 (2) (38) — (18) 94 Balance at beginning of period 920 29 178 — 19 1,146 Balance at end of period (b) $1,072 $27 $140 $— $1 $1,240 a. Includes parent company and consolidation adjustments. b. See "Reconciliation of Cash, Temporary Cash Investments and Restricted Cash" in Note A in Item 1 of the second quarter 2022 Form 10-Q. Con Edison’s consolidated financial statements and the notes thereto are in Part I, Item 1 of the second quarter 2022 Form 10-Q. 40

Condensed Balance Sheet – As of June 30, 2022 ($ in millions) CECONY O&R CEBs CET Other(a) Total ASSETS Current assets $5,034 $320 $656 $6 $— $6,016 Investments 527 22 — 249 (4) 794 Net plant 42,591 2,630 4,422 17 — 49,660 Other noncurrent assets 6,192 414 1,637 7 352 8,602 Total assets $54,344 $3,386 $6,715 $279 $348 $65,072 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities $5,330 $410 $1,252 $127 $(296) $6,823 Noncurrent liabilities 14,060 1,105 208 (88) (18) 15,267 Long-term debt 18,386 968 2,358 — 649 22,361 Equity 16,568 903 2,897 240 13 20,621 Total liabilities and equity $54,344 $3,386 $6,715 $279 $348 $65,072 a. Includes parent company and consolidation adjustments. Con Edison’s consolidated financial statements and the notes thereto are in Part I, Item 1 of the second quarter 2022 Form 10-Q. 41

42 Clean Energy Update Tracking our electric grid’s green transformation *YTD as of 6/30/22 EV Plugs Installed Under PowerReady Program, Total 22-Jun Goal for 2025 INSTALLED EV PLUGS, TOTAL 600 66 18,996 2,916 LEVEL 2 PLUGS 550 64 18,539 2,845 DC FAST CHARGE PLUGS 50 2 457 71 Our utility customers are increasingly choosing electric cars, solar panels, fossil- fuel-free heating systems, and other low-carbon technologies. Read our Clean Energy Commitment to learn how we are building the energy grid of the future together.

Con Edison Environmental, Social & Governance Resources • Climate Change Resilience and Adaptation Plan – January 2021 • Climate Change Vulnerability Study – December 2019 • Diversity and Inclusion Report examines Con Edison's diverse and inclusive culture • 2021 Proxy Statement • Highlighting how the Company supports our communities through Community Partnerships • Our Standards of Business Conduct guide our Political Engagement • Con Edison’s Clean Energy Vision looking toward a clean energy future • Sustainability Report - Con Edison's Sustainability report • Our ESG reporting standards (updated July 2022): • Edison Electric Institute / American Gas Association ESG templates – Industry reporting standards • Sustainability Accounting Standards Board (SASB) – Broad ESG reporting standard • Task Force on Climate-Related Financial Disclosures (TCFD) – Broad ESG reporting standard • Equal Employment Opportunity Component 1 Report (EEO-1) - Federal employer information report • Our environmental impacts including carbon emissions disclosures are filed with the Carbon Disclosure Project (CDP) Link to more ESG resources: https://conedison.gcs-web.com/environmental-social-and-governance-esg-resources 43